UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the registrant ☒
Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PINNACLE FINANCIAL PARTNERS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies
(2)	Aggregate number of securities to which transactions applies
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
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(5)	Total fee paid
☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party
(4)	Date Filed

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 16, 2013

Meeting Information
PINNACLE FINANCIAL PARTNERS, INC.	Meeting Type: Annual Meeting
For holders as of: February 22, 2013
Date: April 16, 2013 Time: 11:00 AM CDT
Location: Pinnacle Financial Partners
150 Third Ave South, Suite 800
Nashville, TN 37201
For meeting directions call
Hugh Queener 615-744-3744

You are receiving this communication because you hold shares in the above named company.

PINNACLE FINANCIAL PARTNERS, INC. 150 THIRD AVENUE SOUTH SUITE 900 NASHVILLE, TN 37201
This is not a ballot. You cannot use this  notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -
How to Access the Proxy Materials

Pxoxy Materials Available to VIEW or Receive:

1. Annual Report 2. Notice & Proxy Statement

How to View Online
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxy vote.com
2) BY TELEPHONE: 1-800579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting ,materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 02, 2013 to facilitate timely delivery.

- How To Vote -
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote "FOR"  the  following:

1. Election of Directors Nominees 01 Sue G. Atkinson	02 Harold Gordon Bone	03 Gregory L. Burns	04 Gary L. Scott

The Board of Directors recommends you vote "FOR" proposals 2 and 3.

2	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

3	To approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the annual meeting of shareholders:

The Board of Directors recommends you vote "1 YEAR" on the following proposal:

4	To approve, on a non-binding, advisory basis, the frequency of a non-binding advisory vote on the compensation of the Companys' named executive officers:

NOTE: DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.